                                                                   EXHIBIT (g.2)


                                                            APPENDIX 2



-----------------------------------------------------------------------------------------------------------------------------------
iShares Accounts
----------------


-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
     XATS          iSHARES MSCI Austria Index Series                                             17167           6028450
-----------------------------------------------------------------------------------------------------------------------------------
     XAUD          iSHARES MSCI Australia Index Series                                           17168           6028468
-----------------------------------------------------------------------------------------------------------------------------------
     XBEF          iSHARES MSCI Belgium Index Series                                             17169           6028492
-----------------------------------------------------------------------------------------------------------------------------------
     XBRL          iSHARES MSCI BRAZIL Index Series                                              19653           6033427
-----------------------------------------------------------------------------------------------------------------------------------
     XCAD          iSHARES MSCI Canadian Index Series                                            17170           6028500
-----------------------------------------------------------------------------------------------------------------------------------
     XCHF          iSHARES MSCI Switzerland Index Series                                         17171           6028518
-----------------------------------------------------------------------------------------------------------------------------------
     XDEM          iSHARES MSCI Germany Index Series                                             17172           6028526
-----------------------------------------------------------------------------------------------------------------------------------
     XESP          iSHARES MSCI Spain Index Series                                               17173           6028534
-----------------------------------------------------------------------------------------------------------------------------------
     XEUR          iSHARES MSCI Euro Index Series                                                19652           6033468
-----------------------------------------------------------------------------------------------------------------------------------
     XFRF          iSHARES MSCI France Index Series                                              18638           6072136
-----------------------------------------------------------------------------------------------------------------------------------
     XGBP          iSHARES MSCI Great Britain Index Series                                       17174           6028542
-----------------------------------------------------------------------------------------------------------------------------------
     XHKD          iSHARES MSCI Hong Kong Index Series                                           17175           6028559
-----------------------------------------------------------------------------------------------------------------------------------
     XITL          iSHARES MSCI Italy Index Series                                               17176           6028567
-----------------------------------------------------------------------------------------------------------------------------------
     XJPY          iSHARES MSCI Japan Index Series                                               17177           6028575
-----------------------------------------------------------------------------------------------------------------------------------
     XKRW          iSHARES MSCI South Korea Index Series                                         19655           6033443
-----------------------------------------------------------------------------------------------------------------------------------
     XMXN          iSHARES MSCI Mexican Index Series                                             17178           6028583
-----------------------------------------------------------------------------------------------------------------------------------
     XMYR          iSHARES MSCI Malaysian Index Series                                           17179           6028591
-----------------------------------------------------------------------------------------------------------------------------------
     XNLG          iSHARES MSCI Netherlands Index Series                                         17180           6028617
-----------------------------------------------------------------------------------------------------------------------------------
     XSEK          iSHARES MSCI Sweden Index Series                                              17181           6028625
-----------------------------------------------------------------------------------------------------------------------------------
     XSGD          iSHARES MSCI Singapore Index Series                                           17182           6028641
-----------------------------------------------------------------------------------------------------------------------------------
     XTWD          iSHARES MSCI Taiwan Index Series                                              19654           6033435
-----------------------------------------------------------------------------------------------------------------------------------
     XUSA          iSHARES MSCI USA Index Series                                                 19650           6033419
-----------------------------------------------------------------------------------------------------------------------------------
     XZAR          iSHARES MSCI South Africa Index Series                                        19651           6033450
-----------------------------------------------------------------------------------------------------------------------------------